STATEMENTS OF INVESTMENTS
-------------------------

                                        Principal
                                        Amount or     March 31, 2006        December 31, 2005
Industry                                Shares at    ----------------       -----------------
(1)                         Investment  March 31,    Cost       Fair        Cost        Fair
Company           Position     Date       2006       Basis      Value       Basis       Value
-------------     --------  ----------  ----------   -----      -----       -----       -----
Equity Investments
------------------
Privately Held Securities Available for Immediate Sale
------------------------------------------------------
Medical
-------
32.0% and 26.4% at March 31, 2006, and December 31, 2005, respectively
--------------------------------------------------------------------
Sanarus         Preferred    2000-
Medical,        shares       2005    1,841,179 $2,080,085   $ 736,551  $2,080,085   $ 736,551
Inc.                                           ----------   ---------  ----------   ---------
(a) (b)

Public Securities Available for Immediate Sale
----------------------------------------------
Medical
-------
1.9% and 11.2% at March 31, 2006, and December 31, 2005, respectively
--------------------------------------------------------------------
Endocare,          Common       1996-
Inc.               shares       2004    12,628     31,821      43,442     286,261     313,743
(b)                                            ----------   ---------  ----------   ---------


STATEMENTS OF INVESTMENTS, continued
-------------------------------------------

Environmental
-------------
0.0% and 0.0% at March 31, 2006, and December 31, 2005, respectively
--------------------------------------------------------------------
Triangle           Common
 Biomedical        shares and
 Sciences, Inc.(a) attached
                   warrants at
                   $28.00;
                   expiring
                   2009         1999     4,099     83,891           0      83,891           0
                                               ----------   ---------  ----------   ---------

Information Technology
----------------------
12.4% and 10.2% at March 31, 2006, and December 31, 2005, respectively
--------------------------------------------------------------------
KeyEye
 Communications,   Preferred    2002-
 Inc. (a)(b)       shares       2004 5,366,165  1,050,000     210,000   1,050,000     210,000
KeyEye
 Communications,   Bridge
 Inc. (a)(b)       loan (2)     2005   367,383    375,919      75,184     368,672      73,734
                                               ----------   ---------  ----------   ---------
                                                1,425,919     285,184   1,418,672     283,734







STATEMENTS OF INVESTMENTS, continued
-------------------------------------------

Medical/Biotechnology
---------------------
15.9% and 14.9% at March 31, 2006, and December 31, 2005, respectively
----------------------------------------------------------------------
CellzDirect,      Preferred     2002-
 Inc.             Shares        2004 2,029,232    783,882     313,553     783,882     313,553

Various                         1999-
 investments      various       2004  various     764,875      52,800     764,875     102,800
                                               ----------   ---------  ----------   ---------
                                                1,548,757     366,353   1,548,757     416,353
                                               ----------   ---------  ----------   ---------

Retail/Consumer Products
------------------------
49.7% and 40.8% at March 31, 2006, and December 31, 2005, respectively
--------------------------------------------------------------------
Dakota Arms,       Preferred
 Inc. (a) (b)      shares       2004   285,715    500,001     100,000     500,001     100,000
Dakota Holdings    LLC          2004-
 LLC (a) (b)       units        2005   150,000    150,000      52,500     150,000      52,500
Dakota Holdings    Bridge
 LLC (a) (b)       loan (2)     2005 2,862,732  4,959,699     991,940   4,926,662     985,332
                                               ----------   ---------  ----------   ---------
                                                5,609,700   1,144,440   5,576,663   1,137,832
                                               ----------   ---------  ----------   ---------





STATEMENTS OF INVESTMENTS, continued
-------------------------------------------

Venture Capital Limited Partnership Investments
-----------------------------------------------
0.0% and 0.0% at March 31, 2006, and December 31, 2005, respectively
--------------------------------------------------------------------
Various
 investments      various      various            625,898           0     625,908           0
                                               ----------   ---------  ----------   ---------
Total investments - 111.8% and 103.5%
 March 31, 2006, and December 31, 2005,
 respectively                                 $11,406,071  $2,575,970 $11,620,237  $2,888,213
                                               ==========   =========  ==========   =========



















Legends and footnotes:

0   Investment active with a cost basis or fair value of zero.

(a) Equity security acquired in a private placement transaction; resale may be subject to certain selling restrictions.

(b) Portfolio company is an affiliate of the Partnership; resale may be subject to certain selling restrictions.

(1) Represents the total fair value of a particular industry segment as a percentage of partners'
capital at 03/31/06 and 12/31/05.

(2) The Partnership has no income-producing equity investments except for a convertible notes which includes accrued interest.  Interest rates on such notes is range from 4.79 to 8 percent.




Technology Funding Partners III, L.P.               10/17/2006  1:08 PM
(a Delaware limited partnership, in process of liquidation)

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Technology Funding Partners III, L.P.               10/17/2006  1:08 PM
(a Delaware limited partnership, in process of liquidation)

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